Exhibit 10.8

Execution Copy

THIS WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THIS WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE ACT OR THE SECURITIES LAWS OF ANY STATE.

WARRANT

WARRANT TO PURCHASE SHARES OF COMMON STOCK OF
HSW INTERNATIONAL, INC.

Date of Issuance:  October 2, 2007

THIS CERTIFIES that, for value received, HowStuffWorks, Inc., with offices at One Capital City Plaza, 3350 Peachtree Rd., Suite 1500, Atlanta, GA 30326, or registered assigns, (the “Holder”) is entitled to purchase, subject to the provisions of this warrant, five hundred thousand (500,000) shares of Common Stock (the “Aggregate Number”) of HSW INTERNATIONAL, INC., a Delaware corporation with offices at One Capital City Plaza, 3350 Peachtree Rd., Suite 1500, Atlanta, GA 30326 (the “Company”), at any time after the date hereof (the “Commencement Date”) and prior to the Expiration Date (as defined below), as follows:

(i)            150,000 shares of Common Stock (the “Darnell Shares”) at the price of $3.50 per share (the “Darnell Exercise Price”);

(ii)           50,000 shares of Common Stock (the “Botts A Shares”) at the price of $9.89 per share (the “Botts Exercise Price”);

(iii)          37,500 shares of Common Stock (the “Botts B Shares”) at the price of $6.40 per share (the “Six Forty Exercise Price”);

(iv)          12,500 shares of Common Stock (the “Botts C Shares”) at the price of $9.02 per share (the “Nine Zero Two Exercise Price”);

(v)           50,000 shares of Common Stock (the “Jones A Shares”) at the price of $15.75 per share (the “Fifteen Seventy Five Exercise Price”; the Darnell Exercise Price, Botts Exercise Price, Six Forty Exercise Price and Fifteen Seventy Five Exercise Price are each sometimes referred to in this Warrant as the “Exercise Price”);

(vi)          37,500 shares of Common Stock (the “Jones B Shares”) at the Six Forty Exercise Price;

(vii)         12,500 shares of Common Stock (the Jones C Shares”) at the Nine Zero Two Exercise Price;

(viii)        37,500 shares of Common Stock (the “Stein A Shares”) at the Six Forty Exercise Price;

(ix)           12,500 shares of Common Stock (the “Stein B Shares”) at the Nine Zero Two Exercise Price;

(x)            50,000 shares of Common Stock (the “Weil A Shares”) at the Fifteen Seventy Five Exercise Price;

(xi)           37,500 shares of Common Stock (the “Weil B Shares”) at the Six Forty Exercise Price; and

(xii)          12,500 shares of Common Stock (the “Weil C Shares”) at the Nine Zero Two Exercise Price.

This warrant is hereinafter referred to as the “Warrant,” and the shares of Common Stock issued or issuable pursuant to the terms hereof are hereinafter sometimes referred to as “Warrant Shares.”

ARTICLE I

CERTAIN DEFINITIONS

For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

“Act”: the federal Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Aggregate Number”: has the meaning set forth in the Preamble.

“Certificate of Incorporation:” the Certificate of Incorporation of the Company, as amended, in effect on the date hereof.

“Common Stock”: the Company’s Common Stock, par value $0.001 per share.

“Closing Prices”: means, for a given trading day:

(a)           If the primary market for the security in question is a national securities exchange registered under the Securities Exchange Act or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security for such day, or, if there has not been a sale on such trading day, the highest closing or last bid quotation therefor on such trading day (excluding, in any case, any price that is not the result of bona fide arm’s length trading); or

(b)           If the primary market for such security is not an exchange or quotation system in which last sale transactions are contemporaneously reported, the highest closing or last bona fide bid or asked quotation by disinterested Persons in the, over-the-counter market on such trading day as reported by the National Association of Securities Dealers through its Automated Quotation System or its successor or such other generally accepted source of publicly reported bid quotations as the Holder designates.

“Commencement Date”: has the meaning set forth in the Preamble.

“Commission”: the Securities and Exchange Commission, or any other federal agency then administering the Act.

“Company”: has the meaning set forth in the Preamble.

“Exercise Amount”: has the meaning set forth in Section 2.1.

“Expiration Date”: means:

(a)           With respect to the Darnell Shares, the earlier of (i) July 29, 2009 or (ii) 90 days following the termination of J. David Darnell’s employment by the Company;

(b)           With respect to the Botts A Shares, the earlier of (i) November 3, 2011 or (ii) 90 days following the termination of Theodore P. Botts’ membership on the Board of Directors of the Company;

(c)           With respect to the Botts B Shares, the earlier of (i) August 28, 2012 or (ii) 90 days following the termination of Theodore P. Botts’ membership on the Board of Directors of the Company;

(d)           With respect to the Botts C Shares, the earlier of (i) October 1, 2014 or (ii) 90 days following the termination of Theodore P. Botts’ membership on the Board of Directors of the Company;

(e)           With respect to the Jones A Shares, Jones B Shares, Jones C Shares, Stein A Shares, Stein B Shares, Weil A Shares, Weil B Shares or Weil C Shares, 90 days following the date hereof.

“Fair Market Value Per Share”: shall be the “Fair Market Value” of the Common Stock on a per share basis.

“Fair Market Value”: means:

(a)           If the stock is listed on an established stock exchange or exchanges (including for this purpose, the NASDAQ Global Market), the closing sale price of the stock quoted for such date as reported in the transactions index of each such exchange, as published in The Wall Street Journal and determined by the Board of Directors of the Company, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; and

(b)           As to all securities not regularly traded in the securities markets and other property, the fair market value of such securities or property as determined in good faith by the written resolution of the Board of Directors of the Company.

“Person”: any individual, corporation, partnership, trust, unincorporated organization and any government, and any political subdivision, instrumentality or agency thereof.

“Securities Exchange Act”: the federal Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Stock Combination”: has the meaning set forth in Section 5.1(a)(iii).

“Stock Dividend”: has the meaning set forth in Section 5.1(a)(i).

“Stock Subdivision”: has the meaning set forth in Section 5.1(a)(ii).

“Subsidiary” means, as to a Person, any corporation, partnership, or other entity of which more than 50% of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, or other entity is at the time, directly or indirectly, owned by or otherwise controlled by such Person, but in no event shall Subsidiary include HSW International, Inc. or its Subsidiaries.

“Transaction”: has the meaning set forth in Section 5.2.

“Warrant Office”: has the meaning set forth in Section 3.1.

“Warrant Shares”: has the meaning set forth in the Preamble.

ARTICLE II

EXERCISE OF WARRANT

2.1           Right to Exercise. At any time after the Commencement Date and on or before the Expiration Date, the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, by delivering this Warrant at the Warrant Office designated pursuant to Section 3.1, together with (a) a written notice, in substantially the form of the Subscription Notice attached hereto as Exhibit A, of the Holder’s election to exercise this Warrant, which notice shall specify the Darnell Shares, Botts A Shares, Botts B Shares, Botts C Shares, Jones A Shares, Jones B Shares, Jones C Shares, Stein A Shares, Stein B Shares, Weil A Shares, Weil B Shares or Weil C Shares, as the case may be, and the number of such shares, with respect to which this Warrant is being exercised (the “Exercise Amount”); and (b) payment of the applicable Exercise Price in U.S. dollars.

2.2           Payment of Exercise Price.  Payment of the applicable Exercise Price shall be made to the Company in cash or other immediately available funds.  The amount of the aggregate Exercise Price to be paid shall equal the product of (i) the Exercise Amount multiplied by (ii) the applicable Exercise Price per share.

2.3           Issuance of Shares of Common Stock.  Upon receipt by the Company of this Warrant at its Warrant Office in proper form for exercise, and accompanied by payment of the applicable Exercise Price as aforesaid, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered.  Upon such surrender of this Warrant and payment of the applicable Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Holder (and in such name or names as the Holder may designate) a certificate or certificates for the Exercise Amount.

2.4           Fractional Shares. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of this Warrant.  If any fraction of a share of Common Stock would be deliverable upon an exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value Per Share determined as of the business day immediately preceding the date of exercise of this Warrant.

2.5           Partial Exercise. In the event of a partial exercise of this Warrant, the Company shall issue to the Holder a Warrant in like form for the unexercised portion thereof.

2.6           Shares to be Fully Paid and Nonassessable.  All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

2.7           Legend on Warrant Shares.  Each certificate for shares initially issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear the following legend (and any additional legend required by (i) any national securities exchanges upon which such shares may, at the time of such exercise, be listed or under applicable securities laws, or (ii) applicable state securities laws):

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state.  They may not be sold, transferred, assigned, pledged, hypothecated, encumbered, or otherwise disposed of in the absence of registration under the Act and all applicable securities laws, unless an exemption from registration is available.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of counsel to the Company, which counsel and opinion are both reasonably satisfactory to the Company, the securities represented thereby need no longer be subject to the restrictions on transferability.  The provisions of Article IV shall be binding upon all subsequent holders of this Warrant.

2.8           Acknowledgment of Continuing Obligation.  The Company shall, at the time of any exercise of this Warrant, upon request of the Holder hereof, acknowledge in writing its continuing obligation to such Holder in respect of any rights to which the Holder shall continue to be entitled after exercise in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligation of the Company to the Holder in respect of such rights.

2.9           Acquisition for Investment.  Unless a current registration statement under the Act is in effect with respect to the Warrant Shares, the Holder hereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such Holder will deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the account of the Holder for investment and are not acquired with a view to, or for sale in connection with, any public distribution thereof (or any portion thereof) and with no present intention (at any such time) of publicly offering and distributing such securities or any portion thereof.  The Holder will comply with all applicable provisions of state securities laws.

ARTICLE III

WARRANT OFFICE; TRANSFER
OF WARRANT

3.1           Warrant Office.  The Company shall maintain an office for certain purposes specified herein (the “Warrant Office”), which office shall initially be the Company’s offices set forth in the Preamble, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Holder.

3.2           Ownership of Warrant.  The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article III.

3.3           Transfer of Warrant.  The Company agrees to maintain at the Warrant Office books for the registration of permitted transfers of this Warrant.  Subject to the provisions of Article IV, this Warrant and all rights hereunder are transferable on the books at that office, upon surrender of this Warrant at that office, together with a written assignment of this Warrant duly executed by the Holder hereof or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of the transfer.  Subject to Article IV, upon surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the Person or Persons designated by the Holder, and this Warrant shall promptly be canceled.

3.4           Expenses of Delivery of Warrants.  The Company shall pay all expenses, taxes (other than transfer taxes), and other charges payable in connection with the preparation,

issuance and delivery of new Warrants hereunder.  Notwithstanding the foregoing, the Company shall not be responsible for the payment of federal, state or local income taxes for the Holder hereof for which the Holder is or may become liable for as a result of the exercise of this Warrant or the issuance of Warrant Shares as a result of such exercise.

ARTICLE IV

RESTRICTIONS ON TRANSFER

4.1           Restrictions on Transfer.

(a)           Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant shall not be exercisable or transferable except upon the conditions specified in this Article IV, which conditions are intended, among other things, to insure compliance with the provisions of the Act in respect of the exercise or transfer of the Warrant.

(b)           The Holder, by acceptance hereof, agrees that it will not transfer this Warrant prior to delivery to the Company of any required opinion of the Holder’s counsel (as the opinion and counsel are described in Section 4.2 hereof).  Notwithstanding the foregoing, this Warrant may be transferred without need for such opinion to a Subsidiary or affiliate of Holder, provided the Company is given written notice of such transfer promptly following the transfer, stating the name and address of such transferee.

(c)           In addition to the restrictions on transfer set forth in Section 4.1(a) and 4.1(b), the Holder acknowledges that the shares of Common Stock issuable upon the exercise of this Warrant are subject to certain restrictions contained in that certain Amended and Restated Stockholders Agreement, dated January 29, 2007, among the Company, the Holder and Wei Zhou.

4.2           Opinion of Counsel.  In connection with any transfer of this Warrant, the following provisions shall apply:

(a)           If in the opinion of counsel (which opinion is  reasonably satisfactory to the Company), a proposed transfer of this Warrant may be effected without registration of this Warrant under the Act, the Holder shall be entitled to transfer this Warrant in accordance with the proposed method of disposition; provided, however, that if the method of disposition would, in the opinion of such counsel, require that the Company take any action or execute and file with the Commission or deliver to the Holder or any other Person any form or document in order to establish the entitlement of the Holder to take advantage of such method of disposition, the Company agrees, at the cost of the Holder, to promptly take any necessary action or execute and file or deliver any necessary form or document.  Notwithstanding the foregoing, in no event will the Company be obligated to effect a registration under the Act so as to permit the proposed transfer of this Warrant.

(b)           If in the opinion of such counsel (such opinion to be reasonably satisfactory to the Company), the proposed transfer of this Warrant may not be effected without registration of this Warrant under the Act, the Holder shall not be entitled to transfer this Warrant until such registration is effective.

ARTICLE V

ADJUSTMENTS

Prior to the Expiration Date, the Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Article V.

Under certain conditions, the Aggregate Number and applicable Exercise Price are subject to adjustment as set forth in this Article 5.

5.1           Adjustment.  If (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock or any stock or securities received with respect to such Common Stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary dividend payable in cash or property, an appropriate and proportionate adjustment may be made in the Aggregate Number and applicable Exercise Price.

5.2.          No Fractional Shares.  In computing adjustments under this Section 5.1, no fractional interests in Common Stock shall be issued, and the Company shall instead make any such payments to the Holder in cash.

5.3           Notices.

(a)           Notice of Proposed Actions.  In case the Company shall propose (A) to pay any dividend payable in stock of any class to the holders of its Common Stock, (B) to effect any reclassification of its Common Stock, (C) to effect any recapitalization, stock subdivision, stock combination, or other capital reorganization, (D) to effect any consolidation or merger, share exchange, or sale, lease, or other disposition of all or substantially all of its property, assets, or business, (E) to effect the liquidation, dissolution, or winding up of the Company, or (F) to effect any other action which would require an adjustment under this Article V, then in each such case the Company shall give to the Holder written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution, or rights, or the date on which such reclassification, reorganization, consolidation, merger, share exchange, sale, transfer, disposition, liquidation, dissolution, winding up, or other transaction is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, or the date on which the transfer of Common Stock is to occur, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and on the Aggregate Number after giving effect to any adjustment which will be required as a result of such action.  Such notice shall be so given in the case of any action covered by clause (A) above at least 5 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 5 days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock.

(b)           Adjustment Notice.  Whenever the Aggregate Number and applicable Exercise Price is to be adjusted pursuant to this Article 5, unless otherwise agreed by the Holder, the Company shall promptly (and in any event within 10 business days after the event requiring the adjustment) prepare a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated.  The certificate shall set forth, if applicable, a description of the basis on which the Board of Directors in good faith determined, as applicable, the Fair Market Value Per Share, the fair market value of any evidences of indebtedness, shares of stock, other securities, warrants, other subscription or purchase rights, or other property, the new Aggregate Number and applicable Exercise Price and, if applicable, any new securities or property to which the Holder is entitled.  The Company shall promptly cause a copy of such certificate to be delivered to the Holder.  The Company shall keep at its Warrant Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant (in whole or in part) if so designated by the Holder.

(c)           Termination Notice.  Immediately following (x) the termination of J. David Darnell’s employment by the Company or (y) the termination of Theodore P. Botts’ membership on the Board of Directors of the Company, the Company shall provide the Holder with written notice thereof.

ARTICLE VI

NO DILUTION OR IMPAIRMENT

The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation the adjustments required under Article V hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Holder against dilution or other impairment.  Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Company will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this Warrant.

ARTICLE VII

RESERVATION OF SHARES

The Company covenants and agrees that it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities or property deliverable upon the exercise of this Warrant sufficient to enable it at any time to fulfill all its obligations hereunder.

ARTICLE VIII

MISCELLANEOUS

8.1           Entire Agreement.  This Warrant contains the entire agreement between the holder hereof and the Company with respect to the purchase of the Warrant Shares and supersedes all prior arrangements or understandings with respect thereto.

8.2           Waiver and Amendment.  Any term or provision of this Warrant may be waived at any time by the party that is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing.  A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party’s rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant.

8.3           Illegality.  In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

8.4           Filing of Warrant.  A copy of this Warrant shall be filed in the records of the Company.

8.5           Notice.  Any notice or other document required or permitted to be given or delivered to the Holder hereof shall be delivered personally, or sent by certified or registered mail, to the Holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration of, and the registration of transfer of, the Warrant or at any more recent address of which the Holder hereof shall have notified the Company in writing.  Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Warrant Office, attention:  Chief Executive Officer, or such other address within the United States of America as shall have been furnished by the Company to the Holder.

8.6           Limitation of Liability; Not Stockholders.  No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company.  No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8.7           Loss, Destruction, Etc. of Warrant.  Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant.  Any Warrant issued under the provisions of this Section 8.7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

8.8           Successors and Assigns.  This Warrant shall inure to the benefit of and be binding upon any successor-in-interest to Holder (by way of merger or consolidation).

8.9           Governing Law.  THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE.

[Signature on Following Page]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer.

THE “COMPANY”
HSW INTERNATIONAL, INC.

By:	/s/ Bradley T.Zimmer
Name: Bradley T.Zimmer
Title: Secretary

EXHIBIT A

SUBSCRIPTION NOTICE

To:

1.             The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise this Warrant with respect to (i) ________ Darnell Shares, (ii) ________ Botts A Shares, (iii) ________ Botts B Shares, (iv) ________  Botts C Shares, (v) ________ Jones A Shares, (vi) ________ Jones B Shares, (vii) ________  Jones C Shares, (viii) ________ Stein A Shares, (ix) ________ Stein B Shares, (x) ________ Weil A Shares, (xi) ________ Weil B Shares or (xii) ________ Weil C Shares, in each case, of HSW INTERNATIONAL, INC.  Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

2.             The undersigned herewith tenders payment for such .

3.             Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

(Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

(Address of Record Holder/Transferee)

4.             The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.  The undersigned acknowledges that the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the risks and merits of its investment in the Company and has the capacity to protect its own interests in connection with the investment in the Company.

Signed this ____ day of ________________, 200__.

HOWSTUFFWORKS, INC.

By:
Name:
Title: